UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): January 19, 2017

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures, including currency translation)

	October '16	November '16	December '16
Automation Solutions	-15	-15 to -10	-10 to -5
Commercial & Residential Solutions*	5 to 10	5 to 10	5 to 10
Total Emerson	-10 to -5	-10 to -5	-5 to 0

December 2016 Orders Comments

Trailing three-month orders decreased 4 percent as monthly orders continue to reflect improving conditions in energy related markets and solid demand in HVAC markets. With the improved Automation Solutions order trend, underlying orders were flat, excluding unfavorable currency translation.

Automation Solutions orders decreased high-single digits reflecting the improving pace of capital and operational spending by energy related and general industrial customers, with unfavorable currency translation from a stronger U.S. dollar deducting 5 percent. Orders for the month of December reflected positive mid-single digit growth and turned positive for the first time since December 2014. Underlying trailing-three month orders improved to down mid-single digits. While remaining down, order trends in all regions improved as compared to November. We are cautiously optimistic that we are seeing a turn in orders taking shape. Globally, life sciences and power markets continue to be favorable, particularly in upgrade/expansion and MRO projects. North America MRO orders continued to improve in December, especially in power and chemical markets.

Commercial & Residential Solutions orders increased mid-single digits as favorable conditions continued in HVAC, refrigeration and U.S. construction markets. Orders reflected strong demand in North American air conditioning as well as broad strength in China and across most of the Asia-Pacific region. A continuation of improving early-cycle demand led to high-single digit growth in the sensors and controls businesses. Growth in the wet/dry vacuums and food waste disposers businesses reflects a continuation of favorable conditions in U.S. construction markets. Currency translation deducted 1 percent.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include Emerson's ability to successfully complete on the terms and conditions contemplated, and the financial impact of, its strategic portfolio repositioning actions, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

*Combined orders for both the Climate Technologies and Tools & Home Products segments

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	January 19, 2017	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary